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                                                                    EXHIBIT 23.1
                                                                    ------------

                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


The Board of Directors and Stockholders of
Michael Anthony Jewelers, Inc.
Mount Vernon, New York

      We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated April 7, 2003 relating to the consolidated financial statements and Schedule of Michael Anthony Jewelers, Inc. appearing in the Annual Report on Form 10-K for the year ended February 1, 2003.

                                    BDO Seidman, LLP



/s/: BDO Seidman, LLP
BDO Seidman, LLP
New York, New York
July 9, 2003




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